                       Exhibit 1. (10)(c)
                       ------------------


    Form of Application for FRC-VUL Policy--Guaranteed Issue



secs62

                           APPLICATION

                               FOR

                        FLEXIBLE PREMIUM

                          VARIABLE LIFE

                            INSURANCE





                             GENERAL
                            AMERICAN
                     LIFE INSURANCE COMPANY
                    ST. LOUIS, MISSOURI 63166








9426
(10/95)                                                            FRC-VUL GI

                             GENERAL
                             AMERICAN
                     LIFE INSURANCE COMPANY
                    ST. LOUIS, MISSOURI 63166

-----------------------------------------------------------------------------
                       GENERAL INFORMATION
-----------------------------------------------------------------------------
1. (a) Name of Proposed Insured (Print Last, First, Middle)


   (b) / / Male
       / / Female

   (c) Social Security No. (Required for IRS Tax Code Compliance)

-----------------------------------------------------------------------------
   (d) Date of Birth:  Mo.  Day  Yr.

   (e) Age Nearest Birthday

   (f) Birthplace

   (g) Residence Address: Number & Street, or RFD    City     State     Zip


       Area   Home Phone No.


-----------------------------------------------------------------------------
2. (a) Name of Employer


   (b) Occupation


-----------------------------------------------------------------------------
   (c) Business Address: Number & Street, or RFD    City     State     Zip


       Area   Bus. Phone No.


-----------------------------------------------------------------------------
3. (a) Premiums Payable:

   / / List Billing   / / Pre-Auth Check   / / Payroll Ded.

   / / Direct Billing   / / Premium Amount $            .
                                            ------------

       / / Minimum   / / Other

   / / ANN   / / SA   / / QR   / / MO   / / Single Premium

   List Billing Number (if adding to an existing List Billing)
                                                               ------------

   (b) Send Premium Notices to:  / / Residence   / / Business

   / / Other
             --------------------------------------
                           Name


       --------------------------------------------
                        Address


4. Dividend Option (if eligible):

   / / Incr. Cash Value   / / Cash

   If no option is selected, the Automatic option is Incr. Cash Value.

-----------------------------------------------------------------------------
5. Beneficiary of Death Benefit. (MUST BE COMPLETED: Print full name, address, telephone number, and relationship of each to Proposed Insured)

   (a) Primary Class (will receive payment first, if living and not disqualified)


   --------------------------------------------------------------------------
   (b) Contingent Class (will receive payment only if living and not disqualified and if no primary beneficiary receives payment)




-----------------------------------------------------------------------------
6. Owner of Policy will be: (MUST BE COMPLETED: Print full name, address, telephone number, date of birth, relationship of each to Proposed Insured and Social Security Number or Tax Identification Number.)
   / / Proposed Insured
   / / Other:

-----------------------------------------------------------------------------
7. Will any life insurance or annuities be discontinued or changed if this policy is issued?
   If "Yes," what is the paid to date of the coverage
   being replaced?                                         / / Yes   / / No
   (Complete and submit required replacement papers.)
-----------------------------------------------------------------------------
8. Will the coverage to be replaced be terminated on the
   Premium Due Date(s) upon acceptance of a policy issued
   as a result of this application?                        / / Yes   / / No
-----------------------------------------------------------------------------


9426
(10/95)

-----------------------------------------------------------------------------
                  GENERAL INFORMATION CONTINUED
-----------------------------------------------------------------------------
                 FLEXIBLE PREMIUM VARIABLE LIFE:

9. (a)
/ /  FPVL-100 (FRC-VUL) $
                         ----------------
     Contract Type  / / Opt. A   / / Opt. B   / / Opt. C
     -------------
     Benefits:
     ---------
        / / Waiver of Monthly Deduction

        / / Waiver of Specified Premium
            $            (Monthly Benefit)
             -----------

     Riders:
     -------
     / / IBR   / /       %   / / CPI (Not available in
                   ------
                                 Alabama or Mississippi)

-----------------------------------------------------------------------------

/ /  FPVL-100 GI (FRC-VUL GI) $
                               -------------
     Contract Type  / / Opt. A   / / Opt. B   / / Opt. C
     -------------

     Riders:
     / / IBR   / /         %   / / CPI (Not available in
                   --------
                                   Alabama or Mississippi)

-----------------------------------------------------------------------------


/ /  Other (List)             $/#
                   ----------     ----------
                              $/#
                   ----------     ----------
Riders:
-------
/ /  Other (List)             $/#
                   ----------     ----------
                              $/#
                   ----------     ----------

-----------------------------------------------------------------------------
(b) Effective date of Coverage
                                ----------

-----------------------------------------------------------------------------
(c) Net premium Allocation: (0 or minimum of 5%. Percentages must be in whole numbers and total 100%.)

    Russell Insurance Funds, Inc.:
    / / Multi-Style Equity Fund                 %
                                      ----------
    / / Aggressive Equity Fund                  %
                                      ----------
    / / Non-U.S. Fund                           %
                                      ----------
    / / Core Bond Fund                          %
                                      ----------

    / / Money Market Fund                       %
                                      ----------
    / / Other                                   %
              -----------             ----------
    / / Other                                   %
              -----------             ----------
    / / General Account                         %
                                      ----------


            --------------------------
            --------------------------
            TOTAL ALLOCATION           %
                             ----------

-----------------------------------------------------------------------------
(d) Suitability Information:
    (a) Have you received a prospectus for the policy
        applied for?                                       / / Yes   / / No
        Date of prospectus
                           ----------
        Date of any supplement
                               ----------
    (b) Do you understand that:
        1. The death benefit and cash surrender value
           will increase or decrease depending on
           investment experience, and
        2. There is no guaranteed minimum death benefit
           or cash surrender value?                        / / Yes   / / No
    (c) Do you believe that the policy applied for meets
        your insurance needs and your anticipated
        financial objectives?                              / / Yes   / / No

    / / I REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION REFERRED
        TO IN THE PROSPECTUS.
-----------------------------------------------------------------------------
10. EXPLANATIONS OR ADDITIONAL INSTRUCTIONS






-----------------------------------------------------------------------------
11. FOR HOME OFFICE ENDORSEMENT ONLY. (Not applicable in Kentucky, Maryland, Minnesota, Pennsylvania, New Hampshire, West Virginia, or Wisconsin.)



-----------------------------------------------------------------------------

9426
(10/95)

-----------------------------------------------------------------------------
                 SUPPLEMENT FOR GUARANTEED ISSUE
-----------------------------------------------------------------------------
1. (a) For the past 90 days, have you been actively
       employed for an average of 30 hours per week?       / / Yes   / / No
   (b) Within the past 90 days, have you been
       hospitalized?                                       / / Yes   / / No
   (c) Within the past 90 days, have you missed more
       than 5 days of work (at any job) due to an
       injury or illness?                                  / / Yes   / / No
   (d) Have you used any form of tobacco within the
       last 2 years?                                       / / Yes   / / No

CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

   (1) The number shown on this application is my correct Taxpayer Identification Number (or, if no number is shown, I am waiting for a number to be issued to me); and

   (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

    PLEASE NOTE: YOU MUST CROSS OUT AND INITIAL #2 ABOVE IF YOU HAVE BEEN
                 NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACK UP WITHHOLDING BECAUSE OF UNDER-REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.

I authorize MIB, Inc. and my employer to release information about me to General American. My authorization is valid for 26 months from the date of this application.

All the statements contained on this application are correct and true to the best of my knowledge and belief. I agree that this application and any supplement or amendment to it will be part of the policy issued. I further agree that no insurance will take effect unless and until the policy has been received, accepted and the first full premium paid.



---------------------------------          ----------------------------------



---------------------------------          ----------------------------------
 Print Name of Proposed Insured            Signature of Owner, if other than
                                           Proposed Insured
----------------------------------         ----------------------------------





----------------------------------



----------------------------------
Signature of Proposed Insured/Date
----------------------------------


                                           Dated at
-----------------------------------------           -------------------------
Signature of Employer/Applicant
(Officer, other than insured, of business) this         day of              .
                                                -------        -------------

AGENT: To the best of your knowledge is the insurance applied for intended to
replace any existing life insurance or annuities?     Yes      No (If Yes,
                                                  ----     ----
complete and submit required replacement papers.)


                                          -----------------------------------
                                          Signature of Licensed Agent/Witness


                                          -----------------------------------
                                              Signature of General Agent


9426
(10/95)

-----------------------------------------------------------------------------
                 SUPPLEMENT FOR SIMPLIFIED ISSUE
-----------------------------------------------------------------------------
1. Amount (at least 1/12th of the annual premium) paid in cash in exchange for the Temporary Insurance Agreement with the same number as this application. $
                  ----------
-----------------------------------------------------------------------------
2. Have you ever been declined, postponed, rated or
   offered a policy different than that applied for?
   (If "Yes", give details below.)                          / / Yes   / / No
-----------------------------------------------------------------------------
3. In the past five years have you been in a motor
   vehicle accident or charged with a moving
   violation of any motor vehicle law or had your
   license restricted or revoked? (If "Yes", please
   give details including date(s) and your driver's
   license number below.)                                   / / Yes   / / No
-----------------------------------------------------------------------------
4. (a) Name and address of your personal physician. If none, check / /
       Name                               Street #
            ----------------------------          ---------------------------
       City, State & Zip Code                     Phone #
                              -------------------        --------------------
   (b) Date and reason last consulted? Date              Reason
                                            ------------        -------------
   (c) What treatment was given or medication prescribed?
-----------------------------------------------------------------------------
5. Height          ft.          in;   Weight            lbs.
          --------     --------              ----------
-----------------------------------------------------------------------------
6. To the best of your knowledge, is your health impaired
   in any way?                                              / / Yes   / / No
-----------------------------------------------------------------------------
7. Within the last ten years, from the date of this application, have you been treated for or had any known indication of:

   (a) Heart attack, stroke, heart murmur, high blood
       pressure, chest pain, or other disorder of the
       heart or blood vessels?                              / / Yes   / / No

   (b) Diabetes, kidney disease, cancer, or any other
       malignancy?                                          / / Yes   / / No
-----------------------------------------------------------------------------
8. (a) Have you ever been diagnosed by a member of the
       Medical Profession as having AIDS or any AIDS
       Related Complex?                                     / / Yes   / / No

   (b) Have you received treatment from a member of the
       Medical Profession for AIDS or any AIDS Related
       Complex?                                             / / Yes   / / No
-----------------------------------------------------------------------------
9. Have you within the past 5 years consulted any physician
   or other medical practitioner for advice, treatment,
   examination or surgery?                                  / / Yes   / / No
-----------------------------------------------------------------------------
10. Do you currently use tobacco in any form?               / / Yes   / / No
    Have you used tobacco in any form in the last
    5 years?                                                / / Yes   / / No
    If yes, in what form?              How often?
                          ------------            -------
    If discontinued, when?             why?
                           -----------      -------------
-----------------------------------------------------------------------------
DETAILS of "Yes" answers. (IDENTIFY QUESTION NUMBER, CIRCLE APPLICABLE ITEMS:
Include diagnoses, dates, duration and names and addresses of all attending physicians and medical facilities.)


-----------------------------------------------------------------------------
All the statements contained on this application are correct and true to the best of my knowledge and belief. I agree that this application, any required medical examination and any supplement or amendment to either will be part of the policy issued. I further agree that, except as provided in the Conditional Receipt, no insurance will take effect unless and until the policy has been received and accepted by me and the first full premium paid during my lifetime and continued insurability.

Dated at
         ----------------------     ---------------------------------------
                                    (Print name of Proposed Insured)
this       day of
     -----        -------------

Witnessed by
             ------------------     X
              (Signature of          ---------------------------------------
              Licensed Agent)       (Signature of Proposed Insured, Parent
                                    or Guardian of Minor)


                                    ---------------------------------------
                                    (Signature of Owner, if other than
                                    Proposed Insured)

9426
(10/95)

            SUPPLEMENT FOR SIMPLIFIED ISSUE CONTINUED



                 NOTICE OF INFORMATION PRACTICES

This Notice Must be Given to the Proposed Insured (Including Medical Information Bureau Notice and Fair Credit Reporting Act Notice).

In considering your application, General American Life Insurance Company will review information from various sources. These include your statements, the results of your physical examination (if required), and reports we get from doctors or medical facilities which have attended you.

Information about your insurability and/or any past or future claims will be treated as confidential. We, or our reinsurers, may however, make a brief report of this to the Medical Information Bureau, a nonprofit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file (medical information will be disclosed only to your attending physician). If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

We, or our reinsurers, may also release information to other life insurance companies to which you apply for life or health insurance, or to which a claim is submitted.

In addition, we may get an investigative report from a consumer reporting agency. This report requires personal interviews with your neighbors, friends, or other acquaintances for information as to your general reputation, personal characteristics and mode of living. As part of your application, you have authorized us to do this. You have the right to be personally interviewed and to make a written request within a reasonable period about the nature and scope of this investigation. Upon written request you will be told if such a report has actually been ordered, and if it has, we will give you the name and address of the consumer reporting agency. You may contact this consumer reporting agency and ask for a copy of such report.

Unless a legitimate business need exists or we are required to do so by law, the information we get in this report, as well as any other information which we later acquire, will not be disclosed to anyone else without your consent. You may request a copy of all information acquired by us and have a right to correct any personal information which you feel is inaccurate. We will, if required by law, give you a more detailed notice of the types of personal information which we get in considering your application, as well as any additional rights which you may have.

If you need any assistance, please feel free to contact your agent or us at General American Life Insurance Company, Attention: New Business Operations E1-13, 13045 Tesson Ferry Rd., St. Louis, MO 63128.


9426
(10/95)

            SUPPLEMENT FOR SIMPLIFIED ISSUE CONTINUED

                                                                 / MIB /

             GENERAL AMERICAN LIFE INSURANCE COMPANY

                       ST. LOUIS, MISSOURI

        AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

I authorize General American Life Insurance Company, its agents, employees, reinsurers, insurance support organizations and their representatives to obtain information about me to evaluate this application. This information may be about: (a) age; (b) medical history, condition and care; (c) physical and mental health; (d) occupation; (e) income; (f) avocations; (g) driving record;
(h) other personal characteristics; and (i) other insurance. It includes information about the use of alcohol, drugs and tobacco.

I authorize any physician, health care professional, hospital, clinic, medical facility, the Veterans Administration, the MIB, Inc., employer, consumer reporting agency or other insurance company, to release information about me to General American Life Insurance Company on receipt of this Authorization. I also authorize all said sources, except MIB, Inc., to give such records or knowledge to any agency or representative employed by General American Life Insurance Company to collect and transmit such information. General American Life Insurance Company or its representative(s) may also release this information about me to its reinsurer, to the MIB, Inc., or to another insurance company to whom I have applied or to whom a claim has been made. No other release may be made except as allowed by law or as I further authorize.

This form is valid for 30 months from the date it is signed. I have received the Notice of Information Practices, which includes the Medical Information Bureau and Fair Credit Reporting Act notices. I authorize General American Life Insurance Company to obtain an investigative consumer report on me.

A photographic copy of this is as valid as the original. I have the right to receive a copy of this if I ask for it.



---------------------------------       -------------------------------------
Date                                       Print Name of Proposed Insured


                                        X
---------------------------------       -------------------------------------
Witness                                   (Signature of Proposed Insured -
                                        Parent or Guardian if Proposed Insured
                                        under age 15.)


       Send Authorization to Home Office with Application


9426
(10/95)

                 SUPPLEMENT FOR SIMPLIFIED ISSUE CONTINUED          / TIA /

   GENERAL AMERICAN LIFE INSURANCE COMPANY   ST. LOUIS, MISSOURI 63166

       TEMPORARY INSURANCE AGREEMENT AND ADVANCE PREMIUM RECEIPT
           In Connection with Application #
                                           ----------------

PLEASE READ CAREFULLY: This Agreement may provide a LIMITED AMOUNT of Life
----------------------                              --------------
Insurance for a LIMITED PERIOD OF TIME, subject to the terms below. NO AGENT OR
                ----------------------
BROKER IS AUTHORIZED TO WAIVE OR CHANGE ANY OF THE TERMS OF THIS AGREEMENT.
ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY. DO NOT MAKE CHECK PAYABLE TO THE AGENT OR BROKER OR LEAVE THE PAYEE BLANK. This Agreement must be completed when (and only when) money is paid by you at the time you complete the Application (Part I). Money cannot be accepted and no Temporary Insurance will be in effect if the answer to any of the Health Questions listed below is "yes" or left blank.

Received from                          a premium of $               and an
              ------------------------               --------------
application having the number shown above and the same date as this Agreement,
and on which                       is shown as the Proposed Insured.
             ---------------------

NOTE: To obtain the maximum period of coverage (60 days), at least 1/6th of the annual premium must be submitted with this Agreement.

We acknowledge receipt of the amount paid with the Application (Part I). That application must bear the same number, date and name of Proposed Insured as shown in this Agreement. If any of these items do not agree, NO TEMPORARY INSURANCE will be in effect, even if money is paid. Any check submitted for payment of the advance premium also must bear the same date as the Application (Part I) and this Agreement.

                        HEALTH QUESTIONS

NO MONEY SHOULD BE ACCEPTED IF ANY OF THE QUESTIONS BELOW ARE ANSWERED "YES". NO COVERAGE IS IN EFFECT UNTIL ALL REQUIREMENTS HAVE BEEN MET.

Has the Proposed Insured or any person proposed for coverage in connection with the application numbered above:

   1. Within the past 90 days:                                 Yes     No

      (a)  been admitted to a hospital or other medical
           facility?                                           / /     / /

      (b)  been advised to be admitted to a hospital or
           other medical facility?                             / /     / /

      (c)  had surgery performed or recommended?               / /     / /

   2. Within the past 2 years, had or been treated for or been advised to be treated for:

      (a)  heart disease, stroke or cancer?                    / /     / /

      (b)  alcohol or drug dependence or abuse?                / /     / /

I have received a copy of and have read this Agreement including the terms and conditions on the reverse side and declare that the answers to the Health Questions are true to the best of my knowledge and belief. I understand and agree to all of its terms.

                                      X
Signed at
          -----------------------     ---------------------------------------
               (City, State)          (Signature of Proposed Insured - Parent
                                      or Guardian if Proposed Insured under
                                      age 15.)

This      day of         , 19
     ----        --------    ----     ---------------------------------------
                                         (<F*>Signature of Applicant/Owner)


---------------------------------     ---------------------------------------
  Signature of Licensed Agent)


                                      ---------------------------------------
                                      <F*>Signature and address if other than
                                      Proposed Insured. If Owner is a
                                      Corporation, Partnership, or Trust, an
                                      authorized officer, partner, or trustee
                                      must sign and state title.

9426              Submit this original with the application.
(10/95)

/ TIA /           SUPPLEMENT FOR SIMPLIFIED ISSUE CONTINUED

                    TERMS, CONDITIONS AND LIMITATIONS

              AMOUNT OF COVERAGE: $500,000 Maximum for all
              -------------------
                Life Insurance Applications or Agreements

Subject to the limitations contained in this Agreement, if money has been accepted by the Company as advance payment for the application for Life Insurance identified by number in this Agreement, and if the Proposed Insured or any other person proposed for coverage dies while this Agreement is in effect, the Company will pay to the beneficiary named in that application the LESSER of: (a) the amount of all death benefits applied for on such person, including any accidental or supplemental death benefits, if applicable, or (b) $500,000. Even if more than one Temporary Insurance Agreement and Advance Premium Receipt is in effect, the total amount paid under all such agreements cannot be more than a maximum amount of $500,000. This maximum amount also will be reduced by any other life and accidental death insurance in force with us. The MINIMUM amount of temporary life insurance will be either the amount
        -------
applied for or $50,000, whichever is less.

DATE COVERAGE BEGINS:  If an advance premium has been paid with the
---------------------
application, Temporary Insurance under this Agreement will begin when the following requirements are met:

     1.   This Agreement has been completed; and

     2. Part I and Part II of the Application for Insurance have been fully completed; and

     3.   All required medical examination requirements have been completed.

DATE COVERAGE TERMINATES:  Temporary Insurance under this Agreement will
-------------------------
terminate automatically on the earliest of the following dates:

     1.   60 days from the date of this Agreement; or

     2.   The date insurance begins under the policy(ies) applied for; or

     3. The date a policy, other than applied for, is offered to the person named as owner in the application; or

     4. The date the Company mails notice to the Proposed Insured at the address shown in the application that the application or this Agreement has been declined by the Company.

SPECIAL LIMITATIONS:
--------------------

     1. This Agreement provides benefits only for the type of insurance applied for in the application identified on this Agreement. And, except as limited by this Agreement, our liability is governed by the terms of the policy(ies) for which application was made on the application identified on this Agreement.

     2. Fraud or misrepresentations in the application or in the answers to the Health Questions in this Agreement invalidate this Agreement and the Company's only liability is to refund any premium paid, plus interest.

     3. If the Proposed Insured dies by suicide, the Company's liability is limited to a refund of any premium paid, plus interest.

     4. There is no coverage under this Agreement if the check submitted with the application is not honored by the bank the first time it is presented.

     5. No agent or broker is authorized to accept a payment for a Proposed Insured who is less than 15 days old or over age 70 on the date of the Agreement.

Any payment made under this Agreement applies only to the purchase of temporary insurance. If we issue the policy as applied for, or if you accept a policy issued other than as applied for, then the amount paid will be credited to the first year's premium due under the policy issued. Except as otherwise provided under the terms of the policy, no refund will be made if we issue a policy as applied for. The effective date of the policy issued will be determined in accordance with our current policy dating procedures.

The full amount paid with this Agreement will be refunded to you, with interest, if:

     1. The Application or this Agreement is declined or cancelled by us, or

     2. We receive your signed request to cancel the Application or this Agreement.

9426
(10/95)

                    SUPPLEMENT FOR SIMPLIFIED ISSUE CONTINUED        / TIA /

    GENERAL AMERICAN LIFE INSURANCE COMPANY   ST. LOUIS, MISSOURI 63166

        TEMPORARY INSURANCE AGREEMENT AND ADVANCE PREMIUM RECEIPT
            In Connection with Application #
                                            ----------------


PLEASE READ CAREFULLY:  This Agreement may provide a LIMITED AMOUNT OF LIFE
----------------------                               --------------
Insurance for a LIMITED PERIOD OF TIME, subject to the terms below. NO AGENT
                ----------------------
OR BROKER IS AUTHORIZED TO WAIVE OR CHANGE ANY OF THE TERMS OF THIS AGREEMENT. ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY. DO NOT MAKE CHECK PAYABLE TO THE AGENT OR BROKER OR LEAVE THE PAYEE BLANK. This Agreement must be completed when (and only when) money is paid by you at the time you complete the Application (Part I). Money cannot be accepted and no Temporary Insurance will be in effect if the answer to any of the Health Questions listed below is "yes" or left blank.

Received from                  a premium of $             and an application
              ----------------               ------------
having the number shown above and the same date as this Agreement, and on
which                            is shown as the Proposed Insured.
      --------------------------

NOTE: To obtain the maximum period of coverage (60 days), at least 1/6th of the annual premium must be submitted with this Agreement.

We acknowledge receipt of the amount paid with the Application (Part I). That application must bear the same number, date and name of Proposed Insured as shown in this Agreement. If any of these items do not agree, NO TEMPORARY INSURANCE will be in effect, even if money is paid. Any check submitted for payment of the advance premium also must bear the same date as the Application (Part I) and this Agreement.

                        HEALTH QUESTIONS

NO MONEY SHOULD BE ACCEPTED IF ANY OF THE QUESTIONS BELOW ARE ANSWERED "YES". NO COVERAGE IS IN EFFECT UNTIL ALL REQUIREMENTS HAVE BEEN MET.

Has the Proposed Insured or any person proposed for coverage in connection with the application numbered above:

     1.     Within the past 90 days:                              Yes    No

            (a)     been admitted to a hospital or other
                    medical facility?                             / /    / /

            (b)     been advised to be admitted to a
                    hospital or other medical family?             / /    / /

            (c)     had surgery performed or recommended?         / /    / /

     2. Within the past 2 years, had or been treated for or been advised to be treated for:

            (a)     heart disease, stroke or cancer?              / /    / /

            (b)     alcohol or drug dependence or abuse?          / /    / /

I have received a copy of and have read this Agreement including the terms and conditions on the reverse side and declare that the answers to the Health Questions are true to the best of my knowledge and belief. I understand and agree to all of its terms.

Signed at                             X
          -----------------------     ----------------------------------------
              (City, State)           (Signature of Proposed Insured - Parent
                                       or Guardian if Proposed Insured under
                                                      age 15.)

This       day of        , 19
     -----        -------    ----     ----------------------------------------
                                         (<F*>Signature of Applicant/Owner)


---------------------------------     ----------------------------------------
  (Signature of Licensed Agent)

                                      ----------------------------------------


                                      ----------------------------------------
                                      <F*>Signature and address if other than
                                      Proposed Insured. If Owner is a
                                      Corporation, Partnership, or Trust, an
                                      authorized officer, partner, or trustee
                                      must sign and state title.

9426
(10/95)                 Proposed Insured's Copy

/ TIA /           SUPPLEMENT FOR SIMPLIFIED ISSUE CONTINUED

                     TERMS, CONDITIONS AND LIMITATIONS

               AMOUNT OF COVERAGE: $500,000 Maximum for all
               -------------------
                Life Insurance Applications or Agreements

Subject to the limitations contained in this Agreement, if money has been accepted by the Company as advance payment for the application for Life Insurance identified by number in this Agreement, and if the Proposed Insured or any other person proposed for coverage dies while this Agreement is in effect, the Company will pay to the beneficiary named in that application the LESSER of: (a) the amount of all death benefits applied for on such person, including any accidental or supplemental death benefits, if applicable, or (b) $500,000. Even if more than one Temporary Insurance Agreement and Advance Premium Receipt is in effect, the total amount paid under all such agreements cannot be more than a maximum amount of $500,000. This maximum amount also will be reduced by any other life and accidental death insurance in force with us. The MINIMUM amount of temporary life insurance will be either the amount
        -------
applied for or $50,000, whichever is less.

DATE COVERAGE BEGINS:  If an advance premium has been paid with the
---------------------
application, Temporary Insurance under this Agreement will begin when the following requirements are met:

     1.   This Agreement has been completed; and

     2. Part I and Part II of the Application for Insurance have been fully completed; and

     3.   All required medical examination requirements have been completed.

DATE COVERAGE TERMINATES:  Temporary Insurance under this Agreement will
-------------------------
terminate automatically on the earliest of the following dates:

     1.   60 days from the date of this Agreement; or

     2.   The date insurance begins under the policy(ies) applied for; or

     3. The date a policy, other than applied for, is offered to the person named as owner in the application; or

     4. The date the Company mails notice to the Proposed Insured at the address shown in the application that the application or this Agreement has been declined by the Company.

SPECIAL LIMITATIONS:
--------------------

     1. This Agreement provides benefits only for the type of insurance applied for in the application identified on this Agreement. And, except as limited by this Agreement, our liability is governed by the terms of the policy(ies) for which application was made on the application identified on this Agreement.

     2. Fraud or misrepresentations in the application or in the answers to the Health Questions in this Agreement invalidate this Agreement and the Company's only liability is to refund any premium paid, plus interest.

     3. If the Proposed Insured dies by suicide, the Company's liability is limited to a refund of any premium paid, plus interest.

     4. There is no coverage under this Agreement if the check submitted with the application is not honored by the bank the first time it is presented.

     5. No agent or broker is authorized to accept a payment for a Proposed Insured who is less than 15 days old or over age 70 on the date of the Agreement.

Any payment made under this Agreement applies only to the purchase of temporary insurance. If we issue the policy as applied for, or if you accept a policy issued other than as applied for, then the amount paid will be credited to the first year's premium due under the policy issued. Except as otherwise provided under the terms of the policy, no refund will be made if we issue a policy as applied for. The effective date of the policy issued will be determined in accordance with our current policy dating procedures.

The full amount paid with this Agreement will be refunded to you, with interest, if:

     1. The Application or this Agreement is declined or cancelled by us, or

     2. We receive your signed request to cancel the Application or this Agreement.

9426
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

------------------------------------------------------------------------------
                        SOLICITING AGENT'S CERTIFICATE                   SAC
------------------------------------------------------------------------------
1. Obtain all residence addresses of the Proposed Insured for the past 5 years.


------------------------------------------------------------------------------
2. If in present occupation or employment less than 1 year, give former occupation and name and address of former employer.

------------------------------------------------------------------------------
3. Are you related to Proposed Insured?   If "Yes", explain:


------------------------------------------------------------------------------
4. Insured's Net Worth: $

------------------------------------------------------------------------------
5. / / To the best of my knowledge, this is a replacement. (Complete and submit required papers.)

   / / To the best of my knowledge, this is not a replacement.

------------------------------------------------------------------------------
6. (a) Did you deliver "Notice of Information Practices" and the explanation of the Medical Information Bureau to the Proposed
       Insured?                                               / / Yes  / / No
   (b) Did you deliver the current Prospectus and were all of the written sales materials used printed by General American Life
       Insurance Co.?                                         / / Yes  / / No
   (c) Do you believe that the policy applied for is a suitable purchase for
       the applicant under the policy?                        / / Yes  / / No


       ----------------------------------------------
              Signature of Soliciting Agent
------------------------------------------------------------------------------
7. FOR BUSINESS INSURANCE ONLY (USE WHEN APPLYING FOR CORPORATION OR PARTNERSHIP OR CROSS PURCHASE ARRANGEMENTS INVOLVING BUSINESS INTERESTS)
   (a) Form of Organization:
       / / Corporation     / / Partnership     / / Individual Proprietor
------------------------------------------------------------------------------
   (b) If Key-Person, submit details showing how amount of coverage was determined.
------------------------------------------------------------------------------
   (c) If business purchase or stock redemption, does a formal agreement exist? (If "Yes", please describe provisions. If "No", what plans
       are being formulated.)                               / / Yes   / / No
------------------------------------------------------------------------------
   (d) Has this business or any of its owners undergone receivership, bankruptcy, or serious financial reverses in the last five years? (If "Yes", furnish full details including
       date of discharge from receivership or bankruptcy.)  / / Yes   / / No
------------------------------------------------------------------------------
   (e) Financial data for the last three years. (Please include a cover letter giving full details of the transaction including any pertinent historical, financial, or underwriting data. If available, complete financial statements can be submitted in place of the details requested under this question.)

          (1) Fiscal Year Ending    Month       Day      Year 19     Year 19     Year 19
       --------------------------------------------------------------------------------------
          (2) Net Worth of Owner's Equity
       --------------------------------------------------------------------------------------
          (3) Liabilities         (i)  Current
       --------------------------------------------------------------------------------------
                                  (ii) Long Term Debt
       --------------------------------------------------------------------------------------
          (4) Net Sales
       --------------------------------------------------------------------------------------
          (5) Net Operating Income or Profit
       --------------------------------------------------------------------------------------

------------------------------------------------------------------------------
   (f) Enter below in indicated column, the names, ownership interests, and the amount of business insurance (in all insuring companies) carried by all owners, officers, partners, and key-person.

------------------------------------------------------------------------------------------------
                                         PERCENT OF                  INSURANCE AMOUNT -
         NAME              TITLE         OWNERSHIP             ALL COMPANIES INCLUDING GALIC
                                                         ---------------------------------------
                                                           In Force     Pending    Contemplated
------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------


9426
(10/95)

------------------------------------------------------------------------------
                       SOLICITING AGENT'S CERTIFICATE        SAC - CONTINUED
------------------------------------------------------------------------------
8. (a) Names and Codes of Agents to be credited with production. Include percentage split. If not yet appointed or licensed in the jurisdiction where this application was signed - do not sign.

              %     Agent                          Code
       -------            ---------------------         ---------------------

              %     Agent                          Code
       -------            ---------------------         ---------------------

              %     Agent                          Code
       -------            ---------------------         ---------------------

              %     Agent                          Code
       -------            ---------------------         ---------------------

------------------------------------------------------------------------------
   (b) Annualize commission requested   / / Yes   / / No



                                 -------------------------------------
                                      Signature of General Agent

------------------------------------------------------------------------------
ATTACH AGENT LABEL ONLY FOR AGENT TO BE CREDITED WITH PRODUCTION
- DO NOT ATTACH ADDITIONAL AGENT OR GENERAL AGENT LABELS UNLESS IT IS YOUR INTENTION TO SPLIT COMMISSIONS.


---------------------------------      --------------------------------------



---------------------------------      --------------------------------------





---------------------------------      --------------------------------------



---------------------------------      --------------------------------------





------------------------------------------------------------------------------
For Home Office Use Only

     Reviewed By:                                       Date:
                  ----------------------------                -------------
                          (Principal)

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9426
(10/95)